UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 17, 2019

CHESAPEAKE ENERGY CORPORATION
(Exact name of Registrant as specified in its Charter)
Oklahoma	1-13726	73-1395733
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)
6100 North Western Avenue, Oklahoma City, Oklahoma		73118
(Address of principal executive offices)		(Zip Code)
(405) 848-8000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company’s shareholders voted on five proposals at the Annual Meeting that are described in detail in the Company’s definitive proxy statement (as filed with the Securities and Exchange Commission on April 5, 2019). The final voting results are disclosed below.

1.
Election of Directors. Shareholders elected each of the individuals listed below to serve as a director of the Company until the next annual meeting of shareholders and until his or her successors are duly elected and qualified, with each director nominee receiving a greater number of votes cast “for” his or her election than votes cast “against” his or her election.

Director Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Gloria R. Boyland	981,986,302	17,256,153	4,779,130	457,931,304
Luke R. Corbett	729,964,949	269,286,036	4,770,600	457,931,304
Mark A. Edmunds	980,606,004	18,456,204	4,959,377	457,931,304
Scott Gieselman	987,718,882	11,386,972	4,915,731	457,931,304
David W. Hayes	980,470,302	18,590,895	4,960,388	457,931,304
Leslie Starr Keating	825,654,292	173,464,659	4,902,634	457,931,304
Robert D. ("Doug") Lawler	987,218,282	13,019,211	3,784,092	457,931,304
R. Brad Martin	976,097,884	22,765,295	5,158,406	457,931,304
Merrill A. ("Pete") Miller	742,056,570	257,263,079	4,701,936	457,931,304
Thomas L. Ryan	786,680,593	212,425,208	4,915,784	457,931,304

2.
Advisory Vote to Approve Named Executive Officer Compensation. Shareholders approved the advisory resolution regarding the executive compensation of the Company’s named executive officers, with the affirmative vote of a plurality of the votes cast, in person or by proxy.

Votes For	Votes Against	Abstentions	Broker Non-Votes
652,151,042	345,726,431	6,144,112	457,931,304

3.
Ratification of Appointment of Independent Registered Public Accounting Firm. Shareholders approved the proposal to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm, with the affirmative vote of a plurality of the votes cast, in person or by proxy.

Votes For	Votes Against	Abstentions	Broker Non-Votes
1,410,665,603	40,477,352	10,809,934	0

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHESAPEAKE ENERGY CORPORATION

By:	/s/ James R. Webb
James R. Webb
Executive Vice President - General Counsel and Corporate Secretary
Date: May 17, 2019